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                                                                  Exhibit 23.1


                             ACCOUNTANTS' CONSENT



The Board of Directors and Stockholders
Orbital Sciences Corporation:

We consent to the use of our reports incorporated by reference herein and to the reference to our firm under the heading "Experts" in the prospectus.


                                            /s/ KPMG PEAT MARWICK LLP

                                            KPMG Peat Marwick LLP

Washington, D.C.
July 25, 1996